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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Mylan Laboratories, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      On February 28, 2005, Mylan Laboratories Inc., a Pennsylvania corporation (“Mylan”), issued a press release, acknowledging receipt of director nominees put forward by High River Limited Partnership, an entity controlled by Carl Icahn, and discussing the anticipated timing of Mylan’s solicitation of proxies for its 2005 annual meeting of shareholders. A copy of Mylan’s press release is attached hereto as Exhibit A.

IN CONNECTION WITH MYLAN’S 2005 ANNUAL MEETING OF SHAREHOLDERS (THE “ANNUAL MEETING”), MYLAN WILL FILE RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING A PRELIMINARY PROXY STATEMENT AND A DEFINITIVE PROXY STATEMENT. INVESTORS AND SECURITY HOLDERS OF MYLAN ARE URGED TO CAREFULLY READ THESE MATERIALS (WHEN THEY BECOME AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

INVESTORS AND SECURITY HOLDERS MAY OBTAIN THESE DOCUMENTS (AND ANY OTHER DOCUMENTS FILED BY MYLAN WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING) FREE OF CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE DOCUMENTS FILED WITH THE SEC BY MYLAN MAY BE OBTAINED FREE OF CHARGE BY DIRECTING SUCH REQUESTS TO: MYLAN LABORATORIES INC., ATTENTION: INVESTOR RELATIONS, 1500 CORPORATE DRIVE, CANONSBURG, PA 15317, OR FROM MYLAN’S WEBSITE AT WWW.MYLAN.COM.

Mylan, its executive officers and its directors may be deemed to be participants in Mylan’s solicitation of proxies from shareholders in connection with the Annual Meeting scheduled to be held on October 28, 2005. Information about the executive officers and directors of Mylan and their ownership of Mylan common stock is set forth in the proxy statement for Mylan’s 2004 Annual Meeting of Shareholders, which was filed with the SEC on June 28, 2004, and in press releases and Forms 3 and 4 for executive officers who have since joined Mylan, and in Forms 4 filed thereafter.

Exhibit A

FOR IMMEDIATE RELEASE	CONTACTS:
Heather Bresch (Public Relations)
Mylan Laboratories Inc.
724.514.1800

Kris King (Investor Relations)
Mylan Laboratories Inc.
724.514.1800

Mylan Acknowledges Receipt Last Evening of Notice of Icahn’s Director Nominees

PITTSBURGH, PA — February 28, 2005 — Mylan Laboratories Inc. (NYSE: MYL) today announced that late last evening it received notice from an entity controlled by Carl Icahn that Mr. Icahn plans to nominate eleven candidates to stand for election to the Mylan Board of Directors at the Company’s 2005 annual meeting of shareholders. Under Mylan’s recently adopted advance notice bylaws, today was the last day for the submission of nominees by shareholders.

Robert J. Coury, Mylan’s Vice Chairman and Chief Executive Officer, stated: “Although Mr. Icahn is trying to claim credit for the actions of Mylan’s Board in terminating the King transaction, as we have stated repeatedly, our Board has continued to closely monitor all aspects of the transaction. Our Board’s deliberations and discussions have never been, and never will be, unduly influenced by Mr. Icahn or any other external pressures. Mylan’s Board will continue to act in the best interests of all shareholders.”

Mylan stated that it expects to mail its proxy statement and commence its solicitation of proxies in connection with the Annual Meeting during the month of September. The annual meeting is scheduled to be held on October 28, 2005.

About Mylan Laboratories:

Mylan Laboratories Inc. is a leading pharmaceutical company with four subsidiaries, Mylan Pharmaceuticals Inc., Mylan Technologies Inc., UDL Laboratories, Inc. and Mylan Bertek Pharmaceuticals Inc., that develop, manufacture and market an extensive line of generic and proprietary products.

For more information about Mylan, visit www.mylan.com.

Forward Looking Statements:

This press release includes statements that constitute “forward-looking statements”, including with regard to the election of directors, the timing of the Company’s proxy solicitation and the Company’s future actions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: uncertainties and matters beyond the control of management of Mylan; and the other risks detailed in the periodic filings filed by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Additional Information and Where to Find It:

IN CONNECTION WITH MYLAN’S 2005 ANNUAL MEETING OF SHAREHOLDERS (THE “ANNUAL MEETING”), MYLAN WILL FILE RELEVANT MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING A PRELIMINARY PROXY STATEMENT AND A DEFINITIVE PROXY STATEMENT. INVESTORS AND SECURITY HOLDERS OF MYLAN ARE URGED TO CAREFULLY READ THESE MATERIALS (WHEN THEY BECOME AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

INVESTORS AND SECURITY HOLDERS MAY OBTAIN THESE DOCUMENTS (AND ANY OTHER DOCUMENTS FILED BY MYLAN WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING) FREE OF CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE DOCUMENTS FILED WITH THE SEC BY MYLAN MAY BE OBTAINED FREE OF CHARGE BY DIRECTING SUCH REQUESTS TO: MYLAN LABORATORIES INC., ATTENTION: INVESTOR RELATIONS, 1500 CORPORATE DRIVE, CANONSBURG, PA 15317, OR FROM MYLAN’S WEBSITE AT WWW.MYLAN.COM.

Mylan, its executive officers and its directors may be deemed to be participants in Mylan’s solicitation of proxies from shareholders in connection with the Annual Meeting scheduled to be held on October 28, 2005. Information about the executive officers and directors of Mylan and their ownership of Mylan common stock is set forth in the proxy statement for Mylan’s 2004 Annual Meeting of Shareholders, which was filed with the SEC on June 28, 2004, and in press releases and Forms 3 and 4 for executive officers who have since joined Mylan, and in Forms 4 filed thereafter.